SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 8, 2005


                                Maxi Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                  33-08070-LA                    87-0420448
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(State or other jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)


       17 State Street, New York, New York                        10004
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     (Address of principal executive offices)                   (zip code)


       Registrant's telephone number, including area code - (212) 785-3985
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          (Former Name or Former Address, if changed since last report)


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2005, Maxi Group, Inc. (the "Company"), a Nevada corporation, approved an Agreement and Plan of Merger with Enigma Software Group, Inc. ("Enigma"), a Delaware corporation and wholly-owned subsidiary of the Company, whereby the Company has agreed to reincorporate from Nevada to Delaware by way of merger (the "Merger"), subject to filing of the Certificate of Merger and Articles of Merger with Delaware and Nevada, respectively. A copy of the agreement is attached hereto. The Certificate of Incorporation and Bylaws of Enigma shall be the Bylaws and Certificate of Incorporation of the surviving entity. The Company also adopted the 2005 Stock Option and Grant Plan (the "Plan"), a copy of which is attached hereto.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 8, 2005, the Board of Directors of the Company (the "Board"), elected Edwin McGuinn to the Board as a director, and to serve on the Audit Committee and Compensation Committee. He has also been designated the Audit Committee Financial Expert. Pursuant to the Plan, Mr. McGuinn was granted 39,000 options which vest over three years.

Mr. McGuinn is currently the Chairman and CEO of MRU Holdings, Inc., a specialty finance company that provides undergraduate and graduate students with funds for higher education. Prior to joining MRU Holdings, Inc., Mr. McGuinn was the President and CEO of eLOT, Inc., a company whose focus was the development of consumer e-commerce products and integrated network management systems for the sale of state and governmental lottery tickets on the Internet. Prior to joining eLOT, Inc., Mr. McGuinn was President and CEO of Limitrader.com, the first Internet based trading platform for the new issue and secondary trading of corporate bonds. Mr. McGuinn also sits on the Board of Directors of eLOT, Inc. and the board of a venture capital company and several development stage companies specializing in financial technology and Internet services.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 8, 2005, the Board amended Article II, Section 11 of the Company's Bylaws to allow action by written consent of a majority of the stockholders in lieu of a stockholders meeting. Previously, the Bylaws only allowed action in lieu of a meeting by a written consent signed by all stockholders. A copy of the new Bylaw Article II, Section 11 is attached hereto.

ITEM 8.01.  OTHER EVENTS.

The Board authorized a change in its transfer agent, from Interwest Transfer Co., Inc. to that of Mellon Investor Services. This change will become effective as soon as the Board completes the necessary procedural steps.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

2.1   Agreement and Plan of Merger, dated March 9, 2005.
2.2   2005 Stock Option and Grant Plan, dated March 8, 2005.
3.2   Amendment of Bylaws, Article II, Section 11.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MAXI GROUP, INC.


Date:  March ___, 2005                   By:    /s/ Alvin Estevez
                                         ---------------------------------
                                         Name:  Alvin Estevez
                                         Title: President and Chief
                                                Executive Officer


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EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
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2.1      Agreement and Plan of Merger dated March 9, 2005 among Maxi Group, Inc.
         (the "Company") and Enigma Software Group, Inc. ("Enigma").

2.2      2005 Stock Option and Grant Plan dated March 8, 2005.

3.2      Amendment of Bylaws, Article II, Section 11.